LOSS PER SHARE- Basic and Diluted Loss Per Share (Detail) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Numerator:
Net loss attributable to ordinary shareholders	$ (961,241)	$ (560,485)	$ (222,867)
Denominator:
Weighted-average number of shares outstanding-basic and diluted	338,472,987	205,727,195	171,127,788
Basic and diluted loss per share:	$ (2.84)	$ (2.72)	$ (1.30)